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                                                                   Exhibit 10.26

                                  US HELICOPTER

GEORGE J. MEHM, JR.

      o EMPLOYMENT AGREEMENT - DATED JULY 14, 2004; EFFECTIVE UPON CLOSING OF $1,000,000 SECURED CONVERTIBLE DEBENTURE WITH CORNELL CAPITAL PARTNERS L.P.

      o     POSITION

            -     SENIOR VICE PRESIDENT and CHIEF FINANCIAL OFFICER


      o     RESPONSIBILITIES (Broad Overview)

            -     FINANCE

            -     TREASURY

            -     ACCOUNTING

            -     BUDGETS & COST CONTROLS

            -     ADMINISTRATION

            -     PEOPLE RESOURCE

            -     CONTRACTS

            -     TECHNOLOGY CORPORATE/MIS

            -     MATERIAL/FUEL/LEASES

            -     LEGAL AFFAIRS


      o     SALARY

            -     $130,000 BASE PER ANNUM

            -     PRE-STARTUP SALARY WILL BE 80% OF BASE

            -     EFFECTIVE WITH STARTUP REVERT TO BASE SALARY

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GEORGE J. MEHM, JR. (Continued)


      o     START DATE

            -     TO BE FINALIZED BETWEEN BOTH PARTIES

      o     CONTRACT

            -     THREE (3) YEARS

      o     STOCK PLAN

            -     SIGN ON INCENTIVE - 200,000 SHARES (1%)

            -     SUCCESSFUL SEC REGISTRATION APPROVAL INCENTIVE - 400,000
                  SHARES (2%)

            - STOCK OPTIONS - (AT PRE-ESTABLISHED VALUATION RATE) - 200,000 SHARES (1%)

            - PARTICIPATION IN FUTURE STOCK PLANS (TO BE ESTABLISHED BY THE COMPANY)

      o     INCENTIVE PLAN

            -     TO BE DETERMINED/FINALIZED

      o     BENEFITS

            -     TO BE DETERMINED/FINALIZED

      o     FORMAL AGREEMENT TO BE PREPARED BY G, B & B

      AGREED TO:

      /s/  Jerry Murphy                      /s/  George Mehm
      -----------------------------------    -----------------------------------
      Jerry Murphy                           George Mehm
      Chief Executive Officer
      US Helicopter

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